UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): January 17, 2025

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

FOXO Technologies Inc., a Delaware corporation (the Company), held a previously announced Special Meeting of its Shareholders, at 10.30 EST on January 17, 2025. A total of 9,961,964 (or 33.51%) votes represented by the Company’s issued and outstanding shares of Class A Common Stock and preferred stock entitled to vote, held as of the record date of January 3, 2025, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which received sufficient votes (more than a majority of the votes cast) for approval. The final vote tabulation for each proposal is set forth below.

1.	To approve, for purposes of complying with NYSE American Rule 713, pursuant to the terms of the Company’s Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”): (i) the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding when the Series A Preferred Stock was authorized, upon conversion of the shares of Series A Preferred Stock; and (ii) the voting terms thereof, which may constitute a “Change of Control” as defined by the NYSE American Rules.

FOR	AGAINST	ABSTAIN
9,188,041	103,224	670,699

2.	To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

FOR	AGAINST	ABSTAIN
9,795,392	130,453	36,119

The Company’s stockholders approved all proposals. Although the adjournment proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: January 17, 2025	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer